Exhibit 99.3
Diodes Inc — 1Q 2009
May 7, 2009
QUESTION AND ANSWER

Operator
(Operator Instructions) John Vinh.

John Vinh - Collins Stewart — Analyst
Good morning and congratulations on the better than expected results. First question for you, Carl, is — can you clarify what you said about the tax rate for 2009?

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
Yes. Basically for the tax rate of ‘09, we estimate to be about a negative-10% overall, which is actually not a credit then, so it will be an additional expense added to our PBT number.

John Vinh - Collins Stewart — Analyst
Okay, that’s negative — 10%, okay. Then the second question I had was on China. Can you help me understand roughly what percent of your end-market demand comes from domestic China?
Then what do you think is the incremental impact to your revenues from the China stimulus package on top of that?

Keh-Shew Lu - Diodes Incorporated — President, CEO
I think — like Mark was talking about our Asia revenue in 1Q, it’s 74% of our total revenue. Okay? Now, out of that actually if you look at it, the majority is coming from China. Because all the OEM companies [are] in China. A lot of direct [are] all in China.
So other than Korea, it’s a big market for us, and Taiwan is another one. But I think majority or more than half of the revenue is coming from the China market for us.
The products may not necessary go to China, because, for example, it may go to the OEM, may go to Apple, go to RIMM, go to somewhere else. But for us, it’s China market.
Now you’re talking about the stimulus package initiated by China, which is one of the reasons our revenue actually much better than our expected or our previous guidance. It’s in addition to our market share gain, okay? Then another major reason is China’s stimulus package.
The reason we’re doing good in that area is years ago we already saw this coming, so we spent a lot of strong effort working with China local manufacturers in like the cell phone, like netbook, like those. We’re working with the China manufacturers.
So this time when the stimulus package initiated by the China government — really the sale is coming from those companies, the China local manufacturing companies. So we get benefit from there.
And again, that’s why start from February, our business started picking up, in March even higher.

John Vinh - Collins Stewart — Analyst

Are you able to maybe quantify the stimulus package benefit a little bit more? Maybe in terms of what is the size of the TV market that is driven by the stimulus package or maybe handsets?

Keh-Shew Lu - Diodes Incorporated — President, CEO
We cannot. We cannot really separate. For example — I’ll give you an example, okay? When the LCD TV really started to pick up, because of this package, who is really the one that’s buying the panel? It is the local manufacturing building the TV, the LCD TV.
But they buy the panel from like Samsung, from like AUO, and Chi Mei. So those [are] not really China companies. Samsung, AUO, and Chi Mei, they are not. But we can benefit because you go to read in the newspaper from Taiwan, you are going to see Chi Mei is fully loaded, AUO is fully loaded, Samsung is ramping up very quickly.
And the reason — they are not really for the US market, but when those panels went to China LCD TV manufacturing and they buy, building the LCD TV. So for us it’s very difficult to separate which effect is by the stimulus package, which is not. It’s very difficult for us.
All we know is our sale is much better than what we expected, and we know we continue gaining the market share. (technical difficulty) Did I answer your question?

John Vinh - Collins Stewart — Analyst
Yes, just one more follow-up question. On gross margins, can you give us a sense going forward? What sort of revenue run rate do you think you need to get you to, to get back to let’s say a 30% gross margin rate at this point?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, really the gross margin has a lot to do with loading. Okay? We already give the guidance in second quarter. Our loading in second quarter going to be about 70% loaded; and based on that we give estimate about 20% to 24%. Okay?
So when you are going to 80% loading, you’re going to be improve that gross margin again. So it depends on the revenue level and how the factory was loaded.
For us, since we produced the parts ourselves, and we have wafer fab to produce the wafer ourselves, loading factor is going to be the one deciding our GPM.
Other than a few foundries and subcons to everybody, only ASP affect[s] the gross margin. But for us, loading is the significant factor of our GPM improvement.
So when you see our revenue continue going up, our loading will getting better and our GPM should be back.

John Vinh - Collins Stewart — Analyst
Okay, fair enough. Then just last question for me I will get back in the queue. Some of your peers have talked about pricing pressures in Q1. Can you maybe talk about where ASPs declines were in Q1 and if you were seeing any sort of pricing pressures?

Keh-Shew Lu - Diodes Incorporated — President, CEO
How about, Mark? You answer this.

Mark King - Diodes Incorporated — SVP Sales & Marketing

Yes, Q1 pricing pressure was pretty good, pretty strong. I think we had ASP decline of about 9% in the first quarter. First quarter is generally a pretty strong decline for us generally, but maybe it’s running about 4% more.
Part of that is just due to mix, but some of the commodity products took some pretty difficult hits during this quarter as people tried to load. But those parts are pretty elastic, so as things tighten up again, those prices should go right back up. So I think we should see improvement. I don’t think those are lifelong declines. I think those are short-term declines.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Yes, I think 1Q is really short-term, because everybody is under-loaded and so everybody is trying to drop the price. (multiple speakers)

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
As well as some of our goal to reduce our inventory by the $16 million. All those combinations. We definitely had some pricing pressure that we felt we won’t see in the second quarter.

Keh-Shew Lu - Diodes Incorporated — President, CEO
But in the second quarter, you can see — I think — you probably know, people started to see some kind of shortage in March and then going to April. Not many people can really react.
Fortunately for us, we have inventory and we take this opportunity to reduce inventory from us and reduce the inventory from the distributors so we can support our customers. But you can start to see — or actually in the March/April time frame we already started to see some shortage.

John Vinh - Collins Stewart — Analyst
Great. Thank you very much.

Operator
Vijay Rakesh.

Vijay Rakesh - ThinkEquity — Analyst
Hi guys. I was wondering if you can give some color on where inventory levels are at your distributors here, versus where normal levels should be. And where do you see that as you exit the quarter?

Mark King - Diodes Incorporated — SVP Sales & Marketing
I’m not sure I got all that. There was some cloudiness in the line. So I think our inventory levels in distributor at this point globally are actually quite low and quite solid. The drop — at the end of the fourth quarter, inventory levels in Asia were up, because of the sudden drop in demand. They were planned, say, for two months; they have maybe went to 3 and half months, and are probably down to 1.25 months or lower at this point.
So we don’t really expect to be able to build any inventory back into the channel in this quarter. Okay? Possibly depending on the outlook of — as we go a little further along in the quarter, we will get a better vision of what the third quarter is going to look like. But it may be sometime before we are able to build inventory in the channel.

Keh-Shew Lu - Diodes Incorporated — President, CEO

If you go to look at 1Q, inventory level is significant lower than our traditional 1Q inventory level. Yes, and we really did not have opportunity or the capability to build inventory level back up.
So you can see in Mark’s speech we could say inventories will be flat in the second quarter, and it is just because we have no capacity to backfill this inventory.

Mark King - Diodes Incorporated — SVP Sales & Marketing
It will be difficult to keep it flat. It decreased 16% in the first quarter.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Yes. Right now, for your information, we actually — it’s man-capacity limited. Even we are talking about second quarter, we are 70% loaded. Our fortune is we have man-capacity limited, because the time you are hiring the people it takes about two months, to training them, to put them back to the line. Okay?
So we ramp it up in April and May and then June, because we started hiring the people in March. So we have started building up and ramping up in May and then June. Okay?

Vijay Rakesh - ThinkEquity — Analyst
And one other question. As we look at — you guys have done a good job before in getting kind of how point of sales looks like. As you look at the major geographies in the US, Europe, and China, can you give us by geography how the point of sales is tracking?

Mark King - Diodes Incorporated — SVP Sales & Marketing
Actually I would say that the European point-of-sale tracked relatively — was very soft in Q4, actually grew in Q1, and I think I mentioned that it’s going to have pressure in Q2.
North America was relatively flat in fourth quarter. It was down, roughly — it’s in my thing — but I think it was 10% in the first quarter and I think it is tracking more positively.
And Asia was down in the fourth quarter significantly. It was down further in the first quarter. I think again around 10%, and I expect it to track very positively in Q2.

Vijay Rakesh - ThinkEquity — Analyst
Got it. Last question here. Any long lead-time orders that you are seeing that can give you some indication on how orders could track as you enter Q3 or into Q3?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Right now, we cannot really. We are not giving any guidance for Q3 or Q4. What we see today, the market in second quarter, we think the guidance looks pretty strong for us.
We gave guidance of 14% to 22% growth, and even 1Q is quite high compared with what we originally forecast. So if you look at it from 4Q to 1Q, we only dropped less than 10%; and now from 1Q to 2Q we are going to grow, midpoint is 18%.
So that is why we said we are going to be higher revenue than fourth quarter last year. So we are very happy with continued gain in market share with growth. We’re basically going to be more than fourth quarter and get to the record high of the third quarter.

Vijay Rakesh - ThinkEquity — Analyst
Okay, got it. Great job. Good job, guys. Thanks.

Operator
Harsh Kumar.

Harsh Kumar - Morgan Keegan — Analyst
Hey, guys. First of all, good job on managing cash flow in this tough environment and very happy to see the great guidance. Question is, a lot of cost reductions. Can you, Carl, maybe help us with your new target model? Or if it’s not changed, just tell us that.
Previously, I think you were 3.5% R&D; SG&A was about — correct me if I’m wrong — 12% to 13%. How should we think of those numbers with the new cost cuts and maybe things ramping up?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, I think that the key thing is this. If you look at — we have been able to maintain R&D and SG&A together, we already said $21 million to $23 million; and in 1Q we hit 22-point-something. That is the range.
And in second quarter, we give guidance the same, $21 million to $23 million. So you can see that is the range we try to maintain.
Now we really don’t want to layoff the design or get rid of people just because the revenue all of a sudden come down. So this is a transition moment, using percent may not be a right way to do it.
I think that the easier way to look at it is $21 million to $23 million; and that is a target we try to hold in it.
And then we get revenue continue to grow, and when the revenue grows to, like I say in the second quarter, then that percentage automatically will go down.
So if our revenue go up to a midpoint, 18% for our guidance, then you can see that as percentage of those expenses would down 18%.

Harsh Kumar - Morgan Keegan — Analyst
Very, very fair. That’s very helpful. Then kind of going back to one of the previous questions, China. Is this, Carl and Mark, in your opinion, is the pickup in China really stimulus driven? Or are you able to gauge if there is any real customer demand to this at all?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Let me answer. I think it’s actually all those. Number one, stimulus package is one; but second is really our new design wins. Okay?
If you go through Mark’s presentation in the last several quarters, we said we have a lot of our design win activity even in US, and they transfer that business to Asia. So if you go to look at it, all those design win activities, now we start to get benefit when our customers started changing the model, and we are there, and then we start to ramp it up.
But at the same time, we gain market share by some existing customers, existing designs, since we are able to support it during this difficult time. Since we can support it, then we can take the opportunity.

Mark King - Diodes Incorporated — SVP Sales & Marketing

I think some of the revenue may have come a little bit bigger in this quarter than it would have without the stimulus. But most of that cell phone business was all new business for Diodes Inc. anyway, okay? So it’s new entry into those things.
Those end equipments and those customers are becoming an emerging revenue stream for our Company. It might have been a little bit better this quarter because of the stimulus; but I think long term we will be positioned well in that marketplace in China on the local side.

Harsh Kumar - Morgan Keegan — Analyst
Got it. No, that’s very helpful. You guys are doing a great job. Thanks. Thank you.

Operator
Gary Mobley.

Gary Mobley - Noble Financial Group — Analyst
Hi, guys. I guess backing into the number, you’re fully utilized at, what, $130 million in quarterly revenue?
I’m going to pressure you a little bit on the gross margin questions that we had previously. At that $130 million mark, what is your targeted gross margin percent?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, I think if we go back to 130-something, I will be above 30%. Okay? Now how much? They depend on the ASP, but we should be up. Okay? If we get to $130 million.

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
We’re [back] to fully utilize — pretty full.

Keh-Shew Lu - Diodes Incorporated — President, CEO
We will be — 130 probably at the 90% to 95% loaded. Because that is about our third-quarter run rate. Yes, our third-quarter run rate, we have October, we have September a little bit soft. Okay? So if you go to look at last year’s third quarter, July, August w[ere] strong; then September slowly a little bit soft.
But the third-quarter run rate is about $134 million. I remember that is the number. So if you go back to that kind of level, we are probably 95% loaded. I think that one, our gross margin should be 30. Remember that was 32%.
But you know, I think [assume] ASP, assume something, I strongly believe if we can run $130 million, we should be above 30%.

Gary Mobley - Noble Financial Group — Analyst
Okay, and —

Keh-Shew Lu - Diodes Incorporated — President, CEO
Post the EPS.

Gary Mobley - Noble Financial Group — Analyst
With Zetex, do you think given the product contribution from Zetex that you can (technical difficulty) at some point in the future, Diodes prior gross margin peak of — I believe it was 35% or so.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, actually here I want to take this opportunity to let you know, I think Zetex purchase is quite successful. Number one, from sales, marketing side, we are fully consolidated. Then for the manufacturing side, I think Mark mentioned about we are ramping it up in this quarter. We should be fully ramped by end of this quarter to our manufacturing on SKE on the product we want to ramp.
In addition to that, people probably didn’t know is we really appreciate the support from Zetex’s people. Now we are able to take their MOSFET technology and offload to some other fabs; and then we can start to ramp up those MOSFET products very nicely.
And another thing is the transistor, bipolar transistor. They’re helping us in the FabTech, therefore we are ramping up FabTech. It’s not fully qualified yet, but it’s almost there. And if we ramp up at FabTech, again that gives us a momentum to grow that bipolar transistor business.
So you can see a lot of the growth really contributed by all these ones, not just Zetex products, it’s sales. Sale by cross-selling by us. Okay?
Not just that. It’s their MOSFET technology, we are utilizing that technology now, and bipolar junction transistor, BJT, is another help. And then at the same time, we transfer SBR technology to Zetex and let them start to develop future technology for us.
So I believe Zetex acquisition is really positive for us. If you go to see our second quarter, our growth compared to first quarter, it is much better than what we expected; and a lot of contribution really coming from what I mentioned above.

Gary Mobley - Noble Financial Group — Analyst
Thank you, guys.

Operator
Tristan Gerra.

Tristan Gerra - Robert Baird — Analyst
Hi, guys. Where is your lead-time range currently and your projection for Q2?

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
Could you say that again, Tristan?

Tristan Gerra - Robert Baird — Analyst
I was looking at your range for lead-times currently and what you’re projecting in terms of lead-times for Q2?

Mark King - Diodes Incorporated — SVP Sales & Marketing
Yes, I think our lead-times vary depending on the importance of the customer project and product line. I think —

Keh-Shew Lu - Diodes Incorporated — President, CEO

Product mix.

Mark King - Diodes Incorporated — SVP Sales & Marketing
And product mix. Again, in the second quarter we expect our product to be quite tight. We expect to be able to meet our customer demand, but closely watching so no one is building any inventory.
So we don’t like to — we kind of believe lead-time is a decision. Okay? So we don’t — we are not so firm about those things. But I think we are running anywhere from three to eight weeks on our products depending on the die positioning and so forth.
So we still have some flexibility, but we’re utilizing things to the best possible mix we can while we get our people back on board.

Tristan Gerra - Robert Baird — Analyst
Okay. Could you mention the type of products that are currently running at eight weeks, so at the higher end of the range? And could that take us above 10 weeks in Q2?

Mark King - Diodes Incorporated — SVP Sales & Marketing
Yes, you could look at some of our lighting products that are external fab-based and so forth. They probably would be running in our longer product areas.
Most of the products that we have internal fab we can adjust very rapidly. You might see some of our analog products that might stretch to the longer side of that, because of being mostly outsourced from a fab perspective.
But we generally have always tried to keep some sort of solid buffer in place to be able to give us some flexibility.

Keh-Shew Lu - Diodes Incorporated — President, CEO
But from assembly point of view, again on the standard package, which we have enough capacity, we may not have problem. But from the special analog package, like TO220, ITO220S, and like a SOT323, a lot of complicated packaging, especially for analog and those for Zetex.
And those products we do not have enough excess capacity at this time when you ramp up the Zetex product, when we ramp up the analog product. We’re kind of hand to mouth.
And that is the reason in April I authorized capital money, $3 million capital money to reduce some of the bottleneck. You can see our second-quarter CapEx, we increased to $6 million — $7 million. $2 million is due to a move from 1Q. But the other $4 million, out of that $3 million was due to some testers for analog and some special packaging. Those we are hand to mouth.
So those kind of products we are going to see a little bit longer lead-time because of the assembly capacity issue.

Tristan Gerra - Robert Baird — Analyst
Okay. Then your working guidance for Q2 is nearly the same run rate as what you had in Q1 ‘08. And of course, the gross margin provided in Q1 ‘08 was decent. It was above 30%.
So just going back on a couple of questions that were asked earlier, is mix or ASPs having a significant impact? Could there also be a delay in gross margin recovery based — even though we have win rates that are similar now to Q1 ‘08?
And do you have room for further manufacturing permanent cuts, if you don’t get back to the $130 million run rate that will optimize utilization rates?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay, you know, it probably is not that fair to compare 1Q ‘08 versus 2Q ‘09. The reason is 1Q ‘08 we had no Zetex, okay? In 2Q we do have a Zetex.
And the Zetex products, like I mentioned, we are not fully transport to SKE yet. We are qualified now. By end of 1Q, we qualified. But our customers won’t take it right away. They are — we need to deplete our inventory, and then the customers need to accept our manufacturing site change.
And therefore, we said we won’t be fully ramped until end of second quarter or third quarter. Okay? So it’s not that apples-to-apples comparison, but let me — Mark want to answer?

Mark King - Diodes Incorporated — SVP Sales & Marketing
As well as we picked up three manufacturing facilities. We’ve got two assembly sites, one full assembly site, one joint venture assembly site, and another fab that we also have to move into the utilization mode.
We’ve got very active programs to bring those up to full utilization the same way we are at our own facility, but I think it changes the mix quite a bit.

Keh-Shew Lu - Diodes Incorporated — President, CEO
You can see right now the fab is half loaded. Okay? And when you are half loaded, they are the one training the GPM dollar and close the GPM percent went down. If we can go back to fully loaded at those fabs, then everything will be back to above 30%.

Operator
Shawn Harrison.

Shawn Harrison - Longbow Research — Analyst
Hi. First, just a clarification on the variance between GAAP and non-GAAP earnings for the first quarter. My math was showing at least the non-cash interest expense charge is about a $0.05 hit versus kind of the $0.03 variance that was highlighted in the earnings release.
I was wondering if maybe you could just talk through what the tax impact was there, or if there is something I am missing in that variance.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Okay, why don’t we have Rick to answer this?

Richard White - Diodes Incorporated — SVP Finance
If you look at the measure that we put in the earnings release, we talked about GAAP less the APB 14-1 cost; that is the $1.3 million.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Which is $0.03.

Richard White - Diodes Incorporated — SVP Finance
Which is $0.03, right. But in the things that you’re talking about, we didn’t remove those from the GAAP number that we gave you. So therefore, it’s a little apples-and-oranges, the comparison that you are making.

Shawn Harrison - Longbow Research — Analyst
Okay, so the $2.2 million highlighted in the income statement includes a number of other items, the amortization of debt discount?

Richard White - Diodes Incorporated — SVP Finance
Yes, right.

Shawn Harrison - Longbow Research — Analyst
Okay, so it’s a $1.3 million cost.

Richard White - Diodes Incorporated — SVP Finance
Right, after tax. Right.

Shawn Harrison - Longbow Research — Analyst
After tax? Okay.

Keh-Shew Lu - Diodes Incorporated — President, CEO
It’s a little bit confusing right now, because we changed the APB 14-1, and then we — they have purchase price adjustment — and the stock options — a lot really [are] not operational.

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
(multiple speakers) no gain.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Yes. Then operational stuff was put in, so we are thinking — I don’t know. We are talking about maybe we should start to report like profit from operation type of thing, instead of a lot of stuff.
If you go to look at GAAP, they have a lot of non-operational costs, which do not really affect our operation. So maybe we should start to concentrate more on the profit from operation.

Shawn Harrison - Longbow Research — Analyst
Okay, and just really quick, Rick. It is $2.2 million pre-tax, $1.3 million after-tax, meaning that there is a pretty hefty tax impact. Correct?

Richard White - Diodes Incorporated — SVP Finance

Yes, that’s right. That is all US-based.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Because US base.

Shawn Harrison - Longbow Research — Analyst
Okay. Second question is just looking at guidance, two parts. First, the run rate of sales you are seeing here in April, if we extrapolated that — or that you —. Excuse me. The sales that you saw in April, if you extrapolated that to the quarter, where would that put you within the guidance? What I am trying to get at is what type of upside do you need to see to maybe get the high versus the midpoint?

Mark King - Diodes Incorporated — SVP Sales & Marketing
I think we’re on track to our guidance.

Shawn Harrison - Longbow Research — Analyst
Any clarification whether that is high, mid, or low?

Keh-Shew Lu - Diodes Incorporated — President, CEO
I don’t know. We probably don’t prepare to talking about that. I think we give the guidance. We say 14% to 22%, and then I think you can do whatever you wish to change it from that guidance.

Shawn Harrison - Longbow Research — Analyst
Okay.

Keh-Shew Lu - Diodes Incorporated — President, CEO
(inaudible) that guidance, because right now we see that.

Shawn Harrison - Longbow Research — Analyst
Got you. Then following up on a question from a prior caller. It looks like there is going to be some incremental cost savings from some headcount reductions that were made recently. But then you’re also facing some headwinds from loading Zetex better, internalizing some of those functions.
Maybe is there a way to qualify on a dollar base or quantify on a dollar basis what the savings from these headcount reductions will be in the second quarter?
Then also kind of maybe what is the dollar drag you are seeing right now from Zetex in just not having full utilization or having some of those functions internalized as you would like, until we see that happen in the late second, early part of the third quarter?

Keh-Shew Lu - Diodes Incorporated — President, CEO

Okay, let me answer that. I think we ought to give the guidance for the R&D and SG&A, for these portions, it’s $21 million to $23 million in the second quarter. That is probably the range compared to first quarter.
And why we put the range the same because the first quarter we still have some of the people do not get reduction yet. But we have a short — like Chinese New Year and we have forced vacation in the US side, and then in Asia again, we have forced vacation. So in 1Q, all the people action will not fully reflect in 1Q. But 1Q have additional Chinese holiday and the forced vacation.
2Q, all the people action already in effect. But we do not implement any more forced vacation. Therefore, we think from bottom line they’re about the same. Okay?
Now, when we say we have a capacity problem, we are hiring back the workers; that is in the assembly side. And that will be implemented into the gross margin portion. It won’t be affecting R&D and SG&A. Okay?
Therefore, our operation in a GPM percent will not be higher is because we are hiring more people in SKE. Okay?
Now if we look at the loading in Zetex and the FabTech, they are not fully loaded yet. They are still half loaded. Okay?
So further, when the business continues to pick it up, then I believe our gross margin will be improved, because that loading in the wafer fab will be improved from there.

Shawn Harrison - Longbow Research — Analyst
Okay. Just point, I want to be crystal clear on this. The pricing pressure and the negative mix effects that occurred during the March quarter, you’ve seen those issues alleviate and kind of lessen here as we have moved into April and early May. Correct?

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
Correct.

Keh-Shew Lu - Diodes Incorporated — President, CEO
That’s correct. Because the capacity shortage now, I don’t think anybody start to try to drop the price, try to gain the units.

Shawn Harrison - Longbow Research — Analyst
Okay. Thank you very much and congratulations on the solid cash flow generation this quarter.

Operator
Steve Smigie.

Steve Smigie - Raymond James — Analyst
Great. Thank you. As we look out to Q3, is it possible that we could see another several hundred basis point jump in gross margin?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, Steve —

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer

Anything is possible.

Keh-Shew Lu - Diodes Incorporated — President, CEO
— if this business continues to improve, our loading continue, then it will. But really I don’t know.
So far we do not really have any indication on the third quarter yet. We must see the picture of June. If you remember, if you asked me last month I said we don’t even see the picture in June. But now we see the picture in June a little bit much clearer. But July is still not that clear yet.
But traditionally, third quarter should be a growth quarter. Now is this year going to be tradition or not? I don’t know, but I do sure hope so.

Steve Smigie - Raymond James — Analyst
Okay. Now I know in past cycles when business has gotten a little bit soft you have been willing to take on more commoditized type products at a lower gross margin. Did that happen this cycle, so that as we get into Q3, Q4 that stuff will mix back out and you’ll be shipping more of your higher value-added parts?

Keh-Shew Lu - Diodes Incorporated — President, CEO
This time may not. But remember what I say is today we have man-capacity limited. In the past, we do not. We just continue loading it and try to drop the price.
And now I think what we do, since we put the people action in 1Q, and now in SKE is man-capacity limited, we are hiring the people, get training, prepare for second quarter. We believe third quarter, if it is the same, then no problem. If they are going down, then attrition may [let] those people go down too.
And therefore, I do not foresee for us to drop the price significantly and try to gain the market — gain that loading.

Steve Smigie - Raymond James — Analyst
Okay. In terms of the pickup you guys are talking about here for Q2, how much of that is wafers? I know that has been a business I think got hit pretty hard. Are you seeing the wafer part of the business pick up? Or is it more other pieces of the business?

Keh-Shew Lu - Diodes Incorporated — President, CEO
No, wafer area did not really pick it up.

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
We targeted those wafer fabs for internal consumption going forward.

Steve Smigie - Raymond James — Analyst
Okay, that’s interesting. Okay, and then obviously I think one of the main features that — or one of the drivers of going after Zetex was that it was going to give you access to European markets. How far are you in terms of penetrating European accounts with previous Diodes parts?
Are we 20% there? Could that be significant driver going forward, but much more than we’ve seen to date?

Mark King - Diodes Incorporated — SVP Sales & Marketing

Yes, I think that there is a tremendous amount of opportunity with their customer position in that marketplace and the overall distributor position and so forth. It’s unfortunately right when we started moving that the economy changed, and the economy changed relatively drastically in Europe. So I think it will take us a little bit of time to work those two areas.
Actually, we are doing well on both sides. There were Diodes customers in Europe that Zetex was not traditionally doing very much business with or were struggling with that we have readjusted. So I think the synergies in all geographic regions that we expected remain the same; and as the economy and as the market situation improves, we will be able to capitalize on it.

Steve Smigie - Raymond James — Analyst
Okay. Then in terms of a handset, I know you had originally started with some Hall sensor products. How many parts do you have available? Or maybe dollar content is a better way to ask that question.
It seems like it’s a billion-unit market roughly that you guys are just starting in, and you’re going from a few pennies to maybe something more than that in terms of your total exposure. So maybe you could just sort of size the market for us there.

Mark King - Diodes Incorporated — SVP Sales & Marketing
No, I can’t size the market for you on where we are on those things. Each cell phone unit you’ve got — in smartphones we have got certain kinds of content. In local phones we have got a different kind of content. Main brand phones we have got a different kind of content.
Zetex brings us some content in some of their current monitoring devices and some other areas. We’ve got LTO opportunities; we have Hall sensor opportunities; we have load switch opportunities; we have performance transistor opportunities across the board.
There’s just — the product line for us is coming together in that area. But each phone set and each type presents different opportunities for us.

Keh-Shew Lu - Diodes Incorporated — President, CEO
I think what we say in the past is we don’t have anything to dealing us into the cell phone business. Hall sensor opened that gate for us, since we are able to get into the cell phone manufacturing by using the Hall sensor. Now we are able to.
Then now since we have the Zetex, now in a Zetex again it is just like Hall sensor. They help us to open the door. Therefore, today we have much more product in the handset business than before.
And it is not just wholesale. [They are for] a different handset manufacturer and have different product. And that is where we gain the market, our growth coming from.

Steve Smigie - Raymond James — Analyst
Okay. Last question. I apologize for all the questions, but in terms of inventory building out there, it sounded like you guys are not building inventory. But is it possible that your customers or your customers’ customers, basically the OEMs, do you think they are restocking some of their own inventory that could maybe make say a Q3, Q4 seasonality more challenging?

Mark King - Diodes Incorporated — SVP Sales & Marketing
Again, I really don’t think that our customers ever build excess inventory on products that they buy from us. And that would be our end customers.
Our distributors in North America and in Europe will still want to continue to shed inventory. Okay? That is a natural phenomenon that is going on in our channel now. In Asia, they are all trying to build inventory, and we are not allowing it.

Keh-Shew Lu - Diodes Incorporated — President, CEO
(inaudible) to allow them.

Mark King - Diodes Incorporated — SVP Sales & Marketing
Right, so we — if the third quarter is good, there will be no inventory build in Asia until late fourth quarter and early first quarter.

Steve Smigie - Raymond James — Analyst
Okay, great. Thank you very much.

Operator
Steven Chin.

Steven Chin - UBS — Analyst
Thanks for squeezing me in. Let me also add my congrats on a job well done in navigating the environment.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Thank you, Steven.

Steven Chin - UBS — Analyst
A couple questions on revenues and margins, first on revenues. For the guidance for Q2, how much of that is due to the new analog and Zetex products that are ramping production, as opposed to just normal underlying orders for the existing product lines already out there?

Keh-Shew Lu - Diodes Incorporated — President, CEO
Zetex ramp production is not — it just like we already sell to this customer, we qualify with our SKE manufacturing. We tell customer will convert from subcon to our own manufacturing.
So that revenue is not due to we move Zetex to SKE packaging. Now we do gain some business by able to push the Zetex product into our customer base that we do gain the revenue.

Steven Chin - UBS — Analyst
Okay, and also on revenues, is the quarter expected to be somewhat more linear than normal because of the new products that are ramping? Or will it still follow fairly normal patterns throughout the different months of the quarter?

Keh-Shew Lu - Diodes Incorporated — President, CEO
I think second quarter is higher than normal in the past, because in the past second quarter typically is about 5% to 10% growth from second to first. Second compared with first.
But this year, we already gave the guidance, 14% to 22%, so we believe it’s much stronger than just historical growth.

Mark King - Diodes Incorporated — SVP Sales & Marketing
I would say it’s pretty linear. There might be a slight drop-off in the end of June, but we don’t see that.

Keh-Shew Lu - Diodes Incorporated — President, CEO
We don’t see that.

Mark King - Diodes Incorporated — SVP Sales & Marketing
We have taken that into consideration.

Steven Chin - UBS — Analyst
Okay. That’s helpful. Then a question on your exposure to the industrial market. It sounds like there were some positive activity in the European market during Q1.
But just more broadly, like on a global basis, I guess first of all how were the inventory levels for products that target the industrial market?
Secondly, what is the underlying factor or factors that is helping to kickstart the activity there again?

Mark King - Diodes Incorporated — SVP Sales & Marketing
I think actually what I said was that the industrial level was the problem area. Actually in Europe, consumer — in the fourth quarter, the industrial level — it seems like the industrial is responding later.
In the fourth quarter the automotive and consumer totally crashed and came back quite strongly in the first quarter. But the industrial just totally tanked in the first quarter.
So I think that — our outlook going forward is that consumer and automotive don’t look as bad for us as we originally expected, where we don’t see a great deal of recovery in industrial for a period of time. I think that that is also evident in the US.

Steven Chin - UBS — Analyst
Okay. Got it. Lastly, in terms of margins for the Zetex products that are now qualified at SKE but haven’t quite been ramped yet, just for the underlying or new cost structure for those Zetex products, is that now more in line or even above your corporate average?

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
There should be improvements in our cost structure for those products.

Keh-Shew Lu - Diodes Incorporated — President, CEO
But that will be probably — we start to fully ramp in the end of second quarter, so you won’t see the full benefit in the second quarter.

Carl Wertz - Diodes Incorporated — CFO, Secretary, Treasurer
We really won’t see the full benefit of those conversions until we reach our utilization point. When we reach our utilization point, the synergies there should be quite good.

Steven Chin - UBS — Analyst
Okay. Lastly, in terms of the repatriated $28 million in offshore funds, is there a particular use that the Company currently has in mind for that?

Keh-Shew Lu - Diodes Incorporated — President, CEO
No, it is just because we cancelled the credit line because it cost — they want to charge us the credit line; and we have the money; we don’t really want to spend the money to have a credit line while we have the money put in the bank.
So we just decided to move the money back to US to make our credit line [for] ourselves.

Richard White - Diodes Incorporated — SVP Finance
Just general working capital.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Just general working capital.

Steven Chin - UBS — Analyst
Okay, great. Thank you.

Operator
Vernon Essi.

Vernon Essi - Needham & Company — Analyst
Thanks for fitting me in there, just two quick technical questions. Just on the last line of questioning on (technical difficulty)

Keh-Shew Lu - Diodes Incorporated — President, CEO
Hello?

Operator
I apologize. Vernon, if you could dial back in, please. There you go.

Vernon Essi - Needham & Company — Analyst
Sorry about that. Just in terms of industrial on the last line of questioning there, do you feel that that is a reflection of end demand? Or do you think there could be something more taking place in the channel side of that?

Mark King - Diodes Incorporated — SVP Sales & Marketing
No, I think it is end demand.

Vernon Essi - Needham & Company — Analyst
Okay, and my next is very technical. The next question, were there any specific parts shortages that you saw in your portfolio or your competitors that occurred in this recent downturn, that people are catching up on?

Keh-Shew Lu - Diodes Incorporated — President, CEO
I don’t know. Mark?

Mark King - Diodes Incorporated — SVP Sales & Marketing
I don’t know. I think it is too hard to tell. I think that different people have different problems with different areas depending on what their mix was. But the key thing is that when you shut things down, it takes a little bit of time to get them ramped back up effectively. So everybody had different issues, and some people performed better than others and some people had better inventory or whatever.
So we just took the stances that we were going to utilize all inventory available whether it was in the channel or whether it was in our facility, and we were going to just try to get product to customers as quickly as we possibly can and get ourselves ramped up.
We really don’t focus so much on what we do. We’ve seen some shortages from other people, but I don’t think our business base or our sales maybe being slightly better has any relevance to other people’s shortages.

Vernon Essi - Needham & Company — Analyst
Okay. Fair enough. Thank you.

Operator
I would now like to turn the call back over to Dr. Lu. Please proceed.

Keh-Shew Lu - Diodes Incorporated — President, CEO
Well, thank you for your participation today. Thank you very much. Operator, you may now disconnect.